SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act


                                December 21, 2001
                   Date of Report (Date of Earliest Reported)


                       Circuit Source International, Inc.
             (Exact name of registrant as specified in its charter)

    NEVADA                        0-30913                       86-0985427
  (State of                     (Commission                  (I.R.S. Employer
Incorporation)                  File Number)              Identification Number)


             1930 East Third Street, Suite 15, Tempe, Arizona 85281 (Address of Principal Executive Offices Including Zip Code)


                                 (480) 967 7090
                         (Registrant's Telephone Number)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     As reported in the registrant's 10-QSB filed on November 19, 2001, on October 31, 2001 the registrant entered into a Stock Purchase Agreement purchasing all the issued and outstanding shares in Avanti Circuits, Inc. from its sole shareholder. The consideration was $500,000 in cash and a Promissory Note for $2,000,000 with 10% interest payable on or before January 31, 2002. The shares of stock will be held in escrow and not released until the balance is fully paid. A Security Agreement securing all the assets of Avanti Circuits secures the Promissory Note. The closing of the transaction occurred on October 31, 2001 with an effective date of October 1, 2001. The majority shareholder of the registrant assumed the position of president of Avanti and the existing directors of Avanti resigned subsequent to the appointment of James Keaton and Ron Conquest to Avanti's board of directors. All pertinent documents were attached as exhibits to the 10-QSB filed on November 19, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

     Audited financial statements for the years ending September 2000 and 2001.

(c)  Exhibits

     2. Stock Purchase Agreement between Circuit Source International Inc., the acquiring corporation, Avanti Circuits, Inc., the acquired corporation and William C Malone the sole shareholder of Avanti Circuits, Inc filed with the Form 10-QSB on November 19, 2001 and incorporated by reference.

     10.1 Security Agreement dated October 1, 2001 between the registrant, (debtor) Avanti Circuits, Inc. (corporation) and William Malone (secured party) with an effective date of October 31, 2001 securing all the assets of Avanti filed with the Form 10-QSB on November 19, 2001 and incorporated by reference.

     10.2 A Promissory Note dated October 1, 2001 for $2,000,000 plus 10% interest payable to the shareholder of Avanti by the registrant due on January 31, 2002 filed with the Form 10-QSB on November 19, 2001 and incorporated by reference.

     10.3 A Security Agreement, dated October 1, 2001 by and between the registrant as the Pledgor and William Malone as Pledgee pledging the Avanti stock as security for payment of the note filed with the Form 10-QSB on November 19, 2001 and incorporated by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 21, 2001            CIRCUIT SOURCE INTERNATIONAL, INC.


                                   By: /s/ James Keaton
                                       ---------------------------------
                                       James Keaton
                                       Its: President and CEO

           [LETTERHEAD OF JOEL H. WOLDORF CERTIFIED PUBLIC ACCOUNTANT]

                          INDEPENDENT AUDITOR'S REPORT


TO AVANTI CIRCUITS, INC.
17650 N. 25TH AVE.
PHOENIX ARIZONA 85023

DEAR STOCKHOLDERS

I HAVE AUDITED THE ACCOMPANYING STATEMENTS OF FINANCIAL POSITION OF AVANTI CIRCUITS, INC. INC. AS OF SEPTEMBER 30, 2000 AND 2000, THE RELATED STATEMENTS 0P INCOME, STOCKHOLDER'S EQUITY AND CASH FLOWS FOR THE YEARS THEN ENDED. THESE FINANCIAL STATEMENTS ARE THE RESPONSIBILITY OF THE COMPANY'S MANAGEMENT. MY RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS BASED ON MY AUDIT.

I CONDUCTED MY AUDIT IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS, THESE STANDARDS REQUIRE THAT I PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURE IN THE FINANCIAL STATEMENTS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION.

I  BELIEVE  THAT MY AUDIT  PROVIDE A  REASONABLE  BASIS  FOR MY  OPINION.  IN MY
OPINION,  THE  FINANCIAL  STATEMENTS  REFERRED TO ABOVE PRESENT  FAIRLY,  IN ALL
MATERIAL RESPECTS, THE FINANCIAL POSITION OF AVANTI CIRCUITS, INC. AS OF SEPTEMBER 30, 2001 AND SEPTEMBER 30, 2000. AND THE RESULTS OF ITS OPERATIONS, AND THEIR CASH FLOWS FOR THE YEAR THEN ENDED IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

/s/ JOEL WOLDORF

JOEL WOLDORF C.P.A.
SCOTTSDALE ARIZONA 85260
DECEMBER 5, 2001

                                     AVANTI
                                 CIRCUITS, INC.
                                 BALANCE SHEETS
                           SEPTEMBER 30, 2001 AND 2000


                                                                2001               2000
                                                             -----------        -----------
ASSETS
Current Assets:
  Cash on hand and in banks                                  $     5,324        $    24,036
  Accounts receivable, less allowance for doubtful
   accounts of $25,000 in 2001 and $12,000 in 2000               324,780            349,036
  Inventories                                                    196,550            534,043
  Advances to employees                                            4,024              1,897
  Prepaid expenses                                                18,605              2,048
  Deferred income taxes                                           14,860             14,860
  Current portion of notes
  receivable                                                      12,205              4,717
                                                             -----------        -----------
        TOTAL CURRENT ASSETS                                     576,348            930,637
                                                             -----------        -----------

PROPERTY AND EQUIPMENT AT COST:
  Automotive equipment                                            13,187             15,923
  Leasehold improvements                                         113,264            113,264
  Office equipment                                               160,260            197,541
  Machinery equipment                                          1,279,599          1,215,448
                                                             -----------        -----------
                                                               1,566,320          1,542,176
        Less: accumulated depreciation                          (974,032)          (919,641)
                                                             -----------        -----------
                                                                 592,278            622,535
                                                             -----------        -----------
OTHER ASSETS:
  Deposits                                                         1,285              4,856
  Due from officers                                                    0             70,883
  Notes receivable, long term portion                                  0             11,428
  Cash surrender value of life insurance                          31,059             28,284
                                                             -----------        -----------
        Total other assets                                        32,344            115,451
                                                             -----------        -----------

TOTAL ASSETS                                                 $ 1,200,970        $ 1,668,623
                                                             ===========        ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                   2001               2000
                                                               -----------         -----------
Current Liabilities
  Accounts payable                                             $   217,554         $   324,154
  Line of credit                                                   290,237             240,368
  Current maturities of long term debt                              76,648             138,484
  Accrued expenses                                                  92,241              73,727
                                                               -----------         -----------
        Total Current Liabilities                                  676,680             776,733
                                                               -----------         -----------
Long-Term Liabilities
  Notes payable-long-term portion                                  204,550             258,910
  Deferred income taxes payable                                     27,650              27,650
                                                               -----------         -----------
  Total Long Term Liabilities                                      232,200             286,560
                                                               -----------         -----------
        Total Liabilities                                          908,880           1,063,293
                                                               -----------         -----------
Stockholders' Equity
  Common Stock -- 1,000,000 shares authorized with $1.00
   par value issued 10,000 and outstanding 6,020                    10,000              10,000
  Retained Earnings                                                510,540             823,780
  Treasury Stock, 3,980 shares at cost                            (228,450)           (228,450)
                                                               -----------         -----------
        Total Stockholders' Equity                                 292,090             605,330
                                                               -----------         -----------
  Total Lilabilities and Stockholders' Equity                  $ 1,200,970         $ 1,668,623
                                                               ===========         ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              AVANTI CIRCUITS, INC.
                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDED SEPTEMBER 30,2001 AND 2000


                                                 2001                 2000
                                              -----------         -----------

SALES                                         $ 3,190,565         $ 3,381,438
                                              -----------         -----------
COST OF SALES:
  Inventory-Beginning                             534,043             429,710
  Materials                                       405,929             566,936
  Freight Ira,                                     10,009              14,640
  Direct Labor                                    786,393             888,624
  Indirect Manufacturing Costs                    912,999             950,886
                                              -----------         -----------
                                                2,649,373           2,850,796
  Inventory-Ending                               (196,550)           (534,043)
                                                2,452,823           2,316,753
                                              -----------         -----------
GROSS PROFIT                                      737,742           1,064,685

OPERATING EXPENSES:
  Advertising                                       4,152              12,611
  Bad Debt                                         21,865               1,011
  Depreciation And Amortization                    27,164              28,165
  Dues And Subscriptions                            6,425               5,105
  Employee Benefits                                 4,757               7,440
  Insurance                                        36,867              37,308
  Miscellaneous Expense                            16,342              53,879
  Officers Salaries                               346,119             334,430
  Office Salaries                                 244,588             199,254
  Payroll Taxes                                    34,411              30,523
  Office Expense                                   71,259              63,135
  Professional Fees                                37,358               9,373
  Sales Commissions                               100,665             186,089
  Taxes and Licenses                               16,537              10,000
  Telephone                                        31,414              31,169
  Training                                          4,108               3,538
  Travel And Entertainment                          1,035               4,351
  Vehicle Expense                                  17,917              31,233
                                              -----------         -----------
                                                1,022,983           1,048,614
                                              -----------         -----------
  INCOME (LOSS) FROM OPERATIONS                  (285,241)             16,071
  OTHER INCOME (EXPENSE)                          (27,999)            (51,512)
                                              -----------         -----------

  INCOME (LOSS) BEFORE INCOME TAXES              (373,240)            (35,441)
                                              -----------         -----------
  INCOME TAX EXPENSE                                    0              (8,330)
                                              -----------         -----------

  NET INCOME (LOSS)                           $  (313,240)        $   (43,771)
                                              ===========         ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             AVANTI CIRCUITS, INC.
                         STATEMENT OF RETAINED EARNINGS
                 FOR THE YEARS ENDED SEPTEMBER 30,2001 AND 2000


                                                   2001                 2000
                                                 ---------            ---------
RETAINED EARNINGS -BEGINNING                     $ 823,780            $ 867,551

(LOSS)                                            (313,240)             (43,771)
                                                 ---------            ---------

RETAINED EARNINGS- ENDING                        $ 510,540            $ 823,780
                                                 =========            =========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             AVANTI CIRCUITS, INC,
                            STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000


                                                                 2001              2000
                                                              ---------         ---------
Cash Flows from operating Activities:
Net (Loss)                                                    $(313,240)        $ (43,771)
Adjustments to Reconcile (Loss):
  Depreciation and Amortization                                 158,897           130,509
  (Gain) on the Sale of Equipment                                 2,217                 0
  Deferred Income Tax Expense                                         0             8,280
  (Increase) Decrease in Receivable and Other Assets            331,585             4,296
  Increase (Decrease) in Payables and Other Liabilities         (88,036)          112,068
                                                              ---------         ---------
       Net Cash Provided By Operating Activities                 91,423           211,382

Cash Flows From Investing Activities:
  Advances to Officers and Employees                             (2,127)           (8,575)
  Proceeds From Equipment Sold                                  106,722                 0
  Purchase of Equipment                                        (149,568)          (81,575)
  Purchase of Life Insurance                                     (2,775)           (3,436)
  Increase in Notes Receivable                                        0                 0
  Proceeds from Notes Receivable                                  3,940             4,280
                                                              ---------         ---------
       Net Cash Provided (Used) by Investing Activities         (43,808)          (89,306)

Cash flows from Financing Activities
  Proceeds from Line of Credit                                   49,869                 0
  Payments on Line of Credit                                          0            (9,632)
  Payments on Long Term Debt                                   (116,196)         (100,469)
                                                              ---------         ---------
       Net Cash Provided (Used) By Financing Activities         (66,327)         (110,101)
                                                              ---------         ---------
Net Increase (Decrease) in Cash                                 (18,712)           11,975
Cash at Beginning of Year                                        24,036            12,061
                                                              ---------         ---------
Cash at End of Year                                           $   5,324         $  24,036
                                                              =========         =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             AVANTI CIRCUITS, INC.
                          Notes to Financial Statements
                           September 30, 2001 and 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business  Activities

The Company is engaged in the manufacturing of electronic circuit boards for commercial and governmental customers. The company is engaged in consumer and defense electronic products throughout the United States. The Company is a Corporation established under the laws of the state of Arizona.

Cash

The Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Inventories

The company values its material inventories at the lower of cost (first-in, first-out method) or market.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

Property and equipment is recorded at cost. Depreciation and amortization is provided principally on the straight-- line method and accelerated methods over the estimated lives of the assets. Depreciation and amortization fox the years ended September 30, 2001 and 2000 was $158,897 and $ 130,509 respectively. Repairs and maintenance expend expenditures are capitalized if they are considered material in relation to the value of the asset worked on, otherwise they are expensed as incurred.

                             AVANTI CIRCUITS, INC.
                          Notes to Financial Statements
                           September 30, 2001 and 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

Deferred income taxes are provided for the temporary differences in, the reporting of income for financial statement and tax purposes and arise mainly from differences in the methods of accounting in reporting the results of operations for income tax and financial accounting purposes.

Advertising

Advertising costs, which are principally included in operating expenses, are expensed as incurred. Advertising expense was $4,152 and $12,611 for the years ended September 30, 2001 and 2000 respectively.

NOTE 2 - CONCENTRATIONS OF CREDIT RISKS

Financial instruments that subject the Company to potential concentrations of credit risk consist principally of cash and trade accounts receivable. the Company has no policy requiring collateral or other security to support its deposits, although all demand deposits with banks are federally insured up to $ 100,000 under FDIC protection. Management is aware of the risk of uninsured cash balance and is in the process of reviewing opportunities to reduce risk in this area. Concentrations of credit risk with respect to accounts receivable are limited due to the financial strength of the customer base. the company performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral from its customers.

NOTE 3 - ADVANCES TO OFFICERS

The Company periodically advances funds to its officers. These advances are due on demand and accrue interest at 6%. Interest income from these advances were
$1,0452  and  $3,862  for  the  years  ended   September   30,  2001  and  2000,
respectively.

                              AVANTI CIRCUITS, INC.
                          Notes to Financial Statements
                           September 30, 2001 and 2000


NOTE 4 - RELATED PARTY TRANSACTIONS.

The Company entered into a note receivable with Avanti Enterprises Arizona, LLC (A related LLC consisting of owners,officers, and key employees of the company). The note is due in 100 monthly installments of 506.98, including interest at
9.75 The Balance of $ 12,205. will be paid by October 31, 2001

The company leases its business facility from Avanti Enterprises Arizona, LLC a related entity. The Company has a 10 (ten) year lease, expiring October 2008. Under provisions of the lease, the Company's base rent is $ 8,630 per month. In addition, the Company is responsible fox all property taxes, utilities and insurance. Rent expense for the years ended September 30,2001 and 20019 were $ 107,1270 and $103,560, respectively. Subsequent to year-end, this lease was re negotiated with rent expiring October 2008. The new rental amount will be $ 10,000. per month.

NOTE 5 - INVENTORIES

Inventories at September 30, consist  of the following

                                                 2001                2000
                                               --------            --------
     Raw materials                             $178,706            $492,552
     Work in Process                             17,844              41,491
                                               --------            --------
     TOTAL INVENTORIES                         $196,550            $534,043
                                               ========            ========

NOTE 6 - CASH SURRENDER VALUE OF LIFE INSURANCE

The Company is the owner and beneficiary of life insurance policies with a combined face value of $ 250,000 on the lives of three of its officers. The cash surrender value as of September 30, 2001 and 2000 was $31,059 and $28,284, respectively.

The company is also the collaterally assigned beneficiary with respect to two life insurance policies owned by and and insuring the lives of the majority stockholder. The cross collateral assignment is for a maximum of $1,000,000 (one million) (see note 7)

NOTE 7 - REVOLVING LINE OF CREDIT

The company maintains a revolving line of credit with a bank, permitting maximum borrowing of $300,000, interest payable monthly at the bank's prime rate of interest plus 1.5 percent, maturing September 30, 2001. The note is secured by the Company's accounts receivable, inventories, property and equipment. the loan is guaranteed by the company's majority stockholder. A life insurance policy owned by and covering the majority stockholder have been assigned as collateral on the bank's note. Certain restrictions and covenants are stated in the debt agreement. Under these restrictions, the Company must maintain certain levels of working capita. and net worth anal maintain. certain financial ratios. The note was re negotiated expiring November 2006.

                              AVANTI CIRCUITS, INC.
                          Notes to Financial Statements
                           September 30, 2001 and 2000


NOTE 8 - LONG TERM DEBT

At September 30, 2001 and 2000,  long-term debt  consisted of the following;

                                                              2001              2000
                                                           ---------         ---------
Note  payable  to bank in  monthly  installments  of
$5,051.07  including  interest at 9.5%.  The note is
secured by accounts  receivable,inventory,equipment,
personal   guarantee  of   stockholder,   and  cross
collateral  life  insurance  assignment  and matures
March, 2002.                                                $ 29,845          $ 84,078

Note  payable to bank in monthly  installments  of $
3,162.52,  including interest at 8.6240. The note is
secured  by   equipment,   personal   guarantee   of
stockholder,  and cross  collateral  life  insurance
assignment and matures August 2006.                           51,353            44,319

Note  payable to bank in monthly  installments  of $
2,083.00,  including  interest at bank's  prime plus
1.59% Rate at.  The note is  secured  by  equipment,
personal   guarantee  of   stockholder,   and  cross
collateral life insurance assignment,  matures March
2004.                                                         62,500            89,583

Note  payable  to bank in  monthly  installments  of
interest only.  interest only until June 2007.  then
monthly  installments  of $ 2387.00 plus interest at
bank's prime rate plus 1.5%.  The note is secured by
equipment,  personal  guarantee of stockholder,  and
cross collateral life insurance  assignment  matures
June 2005.                                                   137,500           114,560

Note payable to James L . Malone  (related Party) in
redemption of corporate stock. The unsecured note is
payable in monthly  installments of $ 824. including
interest at 9%                                                     0            42,216

Note payable to Scott L. Malone  (related  party) in
redemption of corporate stock. The unsecured ,not is
payable in monthly  installments  of $222  including
interest at 9%.                                                    0            11,366

Note  payable to Kira R. Malone  (related  party) in
redemption of corporate stock. The unsecured note is
payable ire, monthly  installments of $222 including
interest at 9%                                                     0            11,272
                                                           ---------         ---------
Total Long-Term Debt                                         281,198           397,394
Less Current Portion                                          76,648           138,484
                                                           ---------         ---------
Long-term Debt, net of Current Portion                     $ 204,550         $ 258,910
                                                           =========         =========

Future minimum principal payments are as follows:

               Year Ending September 30,
               -------------------------
                         2002                     $115,998

                              AVANTI CIRCUITS, INC.
                          Notes to Financial Statements
                           September 30, 2001 and 2000


NOTE 9 - LEASE COMMITMENTS

The Company leases certain equipment under several non-cancelable operating leases requiring 36 to 60 monthly payments, raging from $202 to $ 705 per month and expiring between January 25, 1999 and August 31, 2002. Under provisions of the leases, the Company is responsible for all insurance, taxes and repairs on the equipment. Rent expense on the equipment for the years ended September 30, 2001 and 2000 was $4,100 and $4,300, respectively. Future minimum rental payments under these operating leases as of September 30, 2001 are as follows;

               Year Ending September 30,
               -------------------------
                         2002                     $8,630

NOTE 10 - INCOME TAXES

Deferred income taxes are provided far the temporary differences in the reporting of income for financial statement and tax purposes and arise mainly from tax deferral attributable to the allowance for doubtful accounts, section 263A adjustments for inventory and accrued payroll items. NOTE 11-MAJOR CUSTOMERS During the years ended September 30, 2001 and 2000 respectively,the Company had no concentration in any one customer.

NOTE 12 - EMPLOYEE RETIREMENT PLAN

The employees of the Company are covered under a 401(k) plan that was established January 1, 1996. Substantially all employees who have completed one year of service are eligible to participate in the plan. The company is currently matching employee contributions. the plan was established in the Internal Revenue Code.

NOTE 13 - SUBSEQUENT EVENTS

Subsequent to the Balance Sheet date, the Company agreed to be acquired . The contract date June 26, 2001. 'the Buyer will purchase all of the existing and outstanding Shares of Common Stock of the Company.

At closing Mr. Bill Malone agrees to assume any and all liability associated with the promissory notes then due from the Company to Jim Malone, Scott Malone, Kira Malone.

The leased business facility has been amended at the closing. The terms of the new lease is for 7 (seven) years. The monthly payments will be $ 10,000 per month. The Buyer has an option to purchase or renew the lease.

The close of the sale will take place the October 1, 2001.

The purchase price of $ 2,500,000 (Two and half million) will, paid with $ 500,000 due October 1, 2001. The balance of $ 2,000,000 (Two million) to be paid January 31, 2002. The interest will accrued at the rate of 10% per annum.

The company has re negotiated the outstanding Bank agreement fox the outstanding principle balance of all outstanding loans into a term loan .The monthly payment of $ 9,666.67 for 59 equal payments starting December 2001 and ending November 2006. The rate of interest The Prime Rate plus 2% per annum.